UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROPHASE CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 7, 2016

TO OUR SHAREHOLDERS:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of Microphase Corporation (the “Company”). This meeting will be held on October 31, 2016 at 11:00 a.m. Eastern Time at the Company’s headquarters located at 100 Trap Falls Road Extension, Shelton, Connecticut 06484.

At this meeting, you will be asked to authorize our Board of Directors to:

(1)	Effect the change of the Company’s state of incorporation from Connecticut to Delaware (the “Reincorporation”); and

(2)	Pursuant to the terms of the Reincorporation, effect a 1-for-3 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”).

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.

Sincerely,

/s/ Necdet Ergul
Necdet Ergul
Chief Executive Officer

October 7, 2016

Shelton, Connecticut

MICROPHASE CORPORATION

100 Trap Falls Road Extension, Suite 400

Shelton, Connecticut 06484

(203) 866-8000

NOTICE OF SPECIAL

MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 31, 2016

To the Holders of Common Stock of Microphase Corporation:

Microphase Corporation (the “Company”) will hold a Special Meeting of Shareholders at the Company’s headquarters located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut at 11:00 a.m. Eastern Standard Time on October 31, 2016, for the following purposes:

1.	Effect the change of the Company’s state of incorporation from Connecticut to Delaware (the “Reincorporation”); and

2.	Pursuant to the terms of the Reincorporation, effect the 1-for-3 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”).

The holders of record of the Company’s Common Stock at the close of business on October 7, 2016 are entitled to notice of and to vote at the Special Meeting with respect to the Reincorporation and the Reverse Stock Split. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the Reincorporation and the Reverse Stock Split. These matters are more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,

/s/ Necdet Ergul
Necdet Ergul
Chief Executive Officer

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 31, 2016.

Our proxy statement, which is enclosed with this mailing.

MICROPHASE CORPORATION

100 Trap Falls Road Extension, Suite 400

Shelton, Connecticut 06484

(203) 866-8000

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 31, 2016

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND SPECIAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of Microphase Corporation (together with any subsidiaries, “Company”, “Microphase”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the Company’s headquarters located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut on October 31, 2016, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Microphase’s shareholders on or about October 18, 2016.

VOTING SECURITIES

Only shareholders of record as of the close of business on October 7, 2016 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof. As of September 30, 2016, there were 6,200,789 shares of Common Stock issued and outstanding and entitled to vote representing approximately 170 holders of record and 15,382 shares of Series A Preferred Stock, issued and outstanding and entitled to vote representing approximately 6 holders of record.  Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  Each holder of shares of Series A Preferred Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.

The approval of at least a majority of the votes cast by the holders of Common Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the proposed actions. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

VOTING OF PROXIES

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

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Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

REVOCATION OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by (i) filing with the Secretary of the Company, at its principal executive offices located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut, a written notice of revocation, (ii) a duly-executed Proxy bearing a later date, or (iii) by attending the Special Meeting and voting in person.

APPRAISAL RIGHTS

Holders of our voting securities do not have appraisal rights under the Connecticut Statutes in connection with the proposal contemplated by this Proxy.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors have any interest, by security holdings or otherwise, in any of the matters to be acted upon.

REQUIRED VOTE

Assuming the presence of a quorum at the Special Meeting:

The affirmative vote of a majority of common shares present at the meeting and entitled to vote is required to approve the Reincorporation and the Reverse Stock Split.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” the proposed Authorized Share Increase and the Preferred Stock Authorization.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 100 Trap Falls Road Extension, Suite 400, Shelton, Connecticut, so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PRINCIPAL SHAREHOLDERS

The following table sets forth, as of September 30, 2016, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

			Warrants/
			conversion		Percent of
Class of Stock	AFFILIATES (1)(2)(11)	Shares	rights	TOTAL	Common
Common	Necdet Ergul, Chief Executive Officer and Director (3)(4)	1,133,169	585,867	1,719,036	25.33%
Common	James Ashman, Chief Financial Officer and Director (5)	110,000	50,000	160,000	2.56%
Common	Michael Ghadaksaz, Chief Technology Officer and Director (6)	140,000	-	140,000	2.26%
Common	Jeffrey Peterson, Chief Administrative Officer and Director	10,000	-	10,000	0.16%
Common	Paul H. DeCoster, Director (7)	-	-	-	0.00%
Common	All Officers and Directors as a group (5 persons)	1,591,169	635,867	2,029,036	33.50%
Common	RCKJ Trust (3)(8)	2,034,656	395,867	2,430,523	36.84%
Common	Microphase Holding Company LLC (3)(9)	3,167,825	981,734	4,149,559	57.77%
Common	All Officers, Directors and 5% holders as a group (7 persons) (10)	3,427,825	1,031,734	4,459,559	57.04%

(1)	Unless otherwise indicated, the address of each beneficial owner is 100 Trap Falls Road Ext., Shelton, Connecticut 06484.

(2)	Unless otherwise indicated, Microphase believes that all persons named in the table have sole voting and investment power with respect to all shares of the Company beneficially owned by them. The percentage for each beneficial owner listed above is based upon 6,200,789 shares outstanding on September 20, 2016 and, with respect to each person holding options, warrants or similar conversion rights to purchase shares that are exercisable to within 60 days of September 20, 2016, the number of options and warrants or similar conversion rights are deemed to be outstanding and beneficially owned by the person for the purpose of computing such person’s percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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(3)	Includes 50% of the 1,833,702 shares of Common Stock and 11,876 shares of Series A Preferred Stock (convertible into 791,734 shares of common stock) owned by Microphase Holding Company, LLC, a limited liability company in which RCKJ Trust holds 50% of the membership interests and the Ergul Family Limited Partnership holds 50% of the membership interests and a unanimous vote of the members is required to determine the voting or conversion of such company’s shares of the Company. The beneficial owners for economic purposes of the Ergul Family Limited Partnership are Necdet Ergul, Eda Peterson, Berrin Snyder and Ergul Corporation, as well as Paul DeCoster, who owns an option to purchase an interest in such partnership.

(4)	Includes 2,850 shares of Series A Convertible Preferred Stock, which are convertible into 190,000 shares of Common Stock.

(5)	Includes 50,000 of 75,000 options held by Mr. Ashman. This amount does not include 10,000 shares of common stock that is issuable to Mr. Ashman pursuant to a deferred share grant for September 2016.

(6)	This amount does not include 55,000 shares of common stock that is issuable to Mr. Ghadaksaz pursuant to a deferred share grant for September 2016.

(7)	Paul H. DeCoster does not directly own any shares of Microphase. Mr. DeCoster owns an option to purchase an interest of 3% in the Ergul Family Limited Partnership, which expires on September 21, 2021, and has an exercise price of $38,500, or $0.50 per unit for the 76,233 units presently covered by such option. The Ergul Family Limited Partnership is a Connecticut limited partnership which has four limited partners, with ownership interests as follow: Necdet Ergul (19.3%); Eda Peterson (39.88%); Berrin Snyder (39.88%); and Ergul Corporation (0.94%). Ergul Corporation is the general partner. Mr. DeCoster owns 5% of Ergul Corporation. As described above, the Ergul Family Limited Partnership holds 50% of the membership interests in Microphase Holding Company, LLC.

(8)	On February 9, 2015 Ronald A. Durando, who was the Company’s chief operating officer until his resignation on January 22, 2015, assigned all his interests in the common stock and Series A Convertible Preferred Stock of the Company held by Microphase Holding Company, LLC, Durando Investments, LLC and by him individually to the RCKJ Trust. The beneficial owners for economic purposes are Mr. Durando’s children, Ryan C. Durando and Korinne J. Durando. Decisions with respect to the voting and disposition of such shares shall be made by the trustee, Mr. Dennis Durando, Ronald A. Durando’s brother, who disclaims beneficial ownership of such shares in his individual capacity.

(9)	Pursuant to the operating agreement of Microphase Holding Company, LLC, a unanimous vote of the members is required to determine the voting or conversion of such company’s shares of the Company. This total Includes: (i) 1,833,702 shares of Common Stock and 11,876 shares of Series A Preferred Stock, convertible into 791,734, shares of Common Stock, held by MHC; (ii) 1,117,805 shares of Common Stock held by the RCKJ Trust and (iii) 134,902 shares of Common Stock and 2,850 shares of Series A Preferred Stock, convertible into 190,000 shares of Common Stock held by the Ergul Family Limited Partnership.

(10)	The totals for Microphase Holding Company, LLC are not included in the above total for affiliates because such shares have been included in the amounts indicated for the RCKJ Trust and Mr. Ergul. Microphase Holding Company, LLC, is a limited liability company in which RCKJ Trust holds 50% of the membership interests and the Ergul Family Limited Partnership holds 50% of the membership interests. Pursuant to the operating agreement of Microphase Holding Company, LLC, a unanimous vote of the members is required to determine the voting or conversion of such company’s shares of the Company.

(11)	This total does not include 198,000 shares of common stock owned by Brian Kelly, the Company’s general manager, who is a contractor. Mr. Kelly’s shares comprise 3.19% of the amount of common stock currently outstanding.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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PROPOSALS ONE AND TWO

REINCORPORATION IN DELAWARE AND 1-FOR-3 REVERSE STOCK SPLIT

General

The Board of Directors has determined that it is in the Company’s best interest to reincorporate in the State of Delaware (the “Reincorporation”). Our Board further determined that it is in the Company’s best interest to, pursuant to the Reincorporation, effect a 1-for-3 reverse stock split (the “Reverse Stock Split”). Pursuant to the Reverse Stock Split, each three (3) shares of our Common Stock will be automatically converted, without any further action by the Stockholders, into one (1) share of Common Stock.  No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES IN LIEU OF FRACTIONAL SHARES.

PURPOSE AND EFFECT OF THE REINCORPORATION

The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from Connecticut to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and its shareholders. Pursuant to such proposed reincorporation in Delaware, we will be authorized to issue 110,000,000 shares, of which 100,000,000 are for shares of common stock, $0.0001 par value per share, 200,000 are for shares of preferred stock, par value $100 per share, all of which have been designated as Series A Convertible Preferred Stock, and 9,800,000 are for shares of “blank check” preferred stock, having such designations, rights and preferences as the Board of Directors may determine, in its sole discretion, from time to time.

Delaware has long been a leading state in adopting, construing and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, Delaware General Corporation Law (the “DGCL”) is widely regarded to be one of the better-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware’s corporate law. Accordingly, the Board of Directors believes that Delaware law would provide greater predictability in the Company’s legal affairs than is currently available under Connecticut law.

The Board of Directors believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Connecticut law, and will help the Company attract and retain its directors and officers. The Company’s Board of Directors also believes that Delaware's corporate laws are generally more modern, flexible, highly developed and more predictable than Connecticut's corporate laws. Delaware is known for periodic revisions to their corporate law to be responsive to the changing legal and business needs of corporations. In addition, the Board of Directors believes that access to capital for the Company may be improved as a Delaware corporation; and that the Company’s Board would have more tools at its disposal in Delaware to forward the Company’s shareholders' best interests. For these reasons, many Fortune 500 companies have incorporated in Delaware or have changed their corporate domiciles to Delaware.

PURPOSE AND EFFECT OF THE REVERSE STOCK SPLIT

Our Board’s primary reason for approving and recommending the Reverse Stock Split is to increase the per share price of our Common Stock to meet the listing requirements of the NASDAQ Capital Market (“NASDAQ”). Our Board believes that attaining and maintaining the listing of our Common Stock on NASDAQ is in the best interests of our Company and its stockholders. However, despite approval of the Reverse Stock Split by our stockholders and the implementation thereof by our Board, there is no assurance that our minimum bid price following the Reverse Stock Split would equal or exceed NASDAQ’s minimum bid price requirement, and we could fail to be listed on NASDAQ; there is also no assurance that once listed on NASDAQ, we will be able to maintain NASDAQ’s minimum bid price and remain listed on NASDAQ.

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The principal effect of the Reverse Stock Split will be the reduction in the number of shares of Common Stock issued and outstanding from 6,200,789 shares as of September 16, 2016 to approximately 2,066,930 shares (depending on the number of shares issued in lieu of fractional shares) subsequent to the Reincorporation. The Reverse Stock Split will affect all of our Stockholders uniformly and will not affect any Stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our Stockholders holding a fractional share of our Common Stock. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split shall not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Reverse Stock Split, nor does it increase or decrease the market capitalization of the Company. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

By reducing the number of issued and outstanding shares of Common Stock, more shares of Common Stock are available for issuance as a result of the Reincorporation and Reverse Stock Split.

The following chart depicts the capitalization structure of the Company both pre-Reincorporation and Reverse Stock Split and post- Reincorporation and Reverse Stock Split (the post-split shares of Common Stock may differ slightly as a result of the number of fractional shares):

Pre-Reincorporation and Reverse Stock Split

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued
7,800,000	6,200,789	1,599,211

Post- Reincorporation and Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
100,000,000	2,066,930	97,033,970

CERTAIN RISKS ASSOCIATED WITH REINCORPORATION AND REVERSE STOCK SPLIT

You should recognize that you will own a lesser number of shares of Common Stock than you presently own.

Following the Reincorporation and Reverse Stock Split, there will be approximately 97,033,970 additional shares of Common Stock available for issuance by the Board, without further shareholder approval, for stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. The additional shares of Common Stock could be used for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although there are no immediate plans to do so. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of available authorized shares of Common Stock be used as a type of antitakeover device. Any additional Common Stock, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. Other than convertible notes and other agreements previously disclosed by the Company in its public filings, there is currently no plan, agreement or other understanding that could require the Company to issue shares of Common Stock.

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ANTI-TAKEOVER EFFECTS OF THE REINCORPORATION AND REVERSE STOCK SPLIT

THE OVERALL EFFECT OF THE REINCORPORATION AND REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the Reincorporation and Reverse Stock Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent Stockholders that would provide an above market premium by issuing additional shares of Common Stock.

The Reincorporation and Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reincorporation and Reverse Stock Split a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision.  The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the Reincorporation and Reverse Stock Split is to increase the amount of shares of Common Stock that the Company is able to issue in order to attract potential investors and conduct equity financings.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

No fractional shares of Common Stock will be issued as the result of the Reincorporation and Reverse Stock Split. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

NO APPRAISAL RIGHTS

Under Connecticut law, our Stockholders are not entitled to appraisal rights in connection with the Reincorporation and Reverse Stock Split.

Required Vote

The approval of the adoption of Proposals 1 and 2 requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSALS 1 AND 2, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS TO CHANGE THE STATE OF INCORPORATION AND REVERSE STOCK SPLIT.

EXECUTIVE OFFICERS

Necdet Ergul is our Chief Executive Officer, James Ashman is our Chief Financial Officer, Michael Ghadaksaz is our Chief Technology Officer and Jeffrey Peterson is our Chief Administrative Officer.

EXECUTIVE COMPENSATION

The following table provides each element of compensation paid or granted to each Executive officer and director, for service rendered during the fiscal years ended June 30, 2016, 2015 and 2014.

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Summary Compensation Table

					All Other
		Salary	Bonus	Option Awards	Compensation	Total
	Year	($)	($)	($)	($)	($)
Necdet F. Ergul-Chairman of the Board, Chief Executive Officer	FYE June 30, 2016	$225,000	$-	$-	$-	$225,000
	FYE June 30, 2015	$239,904	$-	$-	$-	$239,904
	FYE June 30, 2014	$250,000	$-	$-	$-	$250,000

Ronald A. Durando—Strategic Consultant 2015 Chief Operating Officer, Director 2014(1)	FYE June 30, 2016	$225,000	$-	$-	$-	$225,000
	FYE June 30, 2015	$240,865	$25,000	$-	$-	$265,865
	FYE June 30, 2014	$250,000	$26,900	$-	$-	$276,900

Brian Kelly-Consultant/General Manager	FYE June 30, 2016	$-	$-	$-	$195,692	$195,692
	FYE June 30, 2015	$-	$-	$-	$195,692	$195,692
	FYE June 30, 2014	$-	$-	$-	$199,038	$199,038

Mr. Michael Ghadaksaz, Chief Marketing and Technical Officer	FYE June 30, 2016	$169,596	$-	$-	$240,000	$409,596
	FYE June 30, 2015	$131,827	$-	$-	$-	$131,827

Mr. James Ashman, Chief Financial Officer and Director	FYE June 30, 2016	$158,558	$-	$35,400	$180,000	$373,958
	FYE June 30, 2015	$99,499	$-	$-	$-	$99,499

Mr. Jeffrey Peterson, Secretary and Director	FYE June 30, 2016	$92,558	$-	$-	$-	$92,558
	FYE June 30, 2015	$77,114	$-	$-	$-	$77,114

(1) Mr. Durando resigned as Chief Operating Officer and Director on January 22, 2015.

Currently, the Company has employment agreements with Necdet Ergul, James Ashman, Michael Ghadaksaz and Ronald Durando.

Mr. Necdet Ergul, Chief Executive Officer, is presently compensated at an annualized rate of approximately $225,000 during fiscal 2016.

Mr. James Ashman, Chief Financial Officer and Director, joined the Company in August of 2014 and is presently compensated at an annualized rate of approximately $150,000 during fiscal 2016.

Mr. Michael Ghadaksaz, Chief Marketing and Technical Officer and Director, joined the Company in April of 2014 and is presently compensated at an annualized rate of approximately $165,000 during fiscal 2016.

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Mr. Jeffrey Peterson, Chief Administrative Officer, Secretary and Treasurer, re-joined the Company in July of 2014 and is presently compensated at an annualized rate of approximately $100,000 during fiscal 2016.

Mr. Ronald Durando, Strategic consultant, re-joined the company in February of 2015 and is presently compensated at an annualized rate of approximately $225,000 during fiscal 2016.

Mr. Brian Kelly, General Manager, entered into a consulting agreement with the Company in June, 2008, and is compensated at an annualized rate of $192,000 during fiscal 2016.

Outstanding Equity Awards

The following table summarizes the outstanding equity award holdings held by our named executive officers at June 30, 2016.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Weighted Average Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Number of Shares or Units of Stock That Have Vested	Market Value of Shares or Units of Stock That Have Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Necdet Ergul	0	0	0	$0	0	0	0	0	0	0	0
Michael Ghadaksaz	0	0	0	$0	0	55,0000	$110,000	120,000	$240,000	0	0
James Ashman	50,000	25,000	0	$2.00	9/30/22	10,000	$20,000	90,000	$180,000	0	0

Employment Agreements

The Company has entered into employment and consulting contracts with Messrs. Ergul, Ashman, Ghadaksaz, Durando and Kelly.

Mr. Ergul entered into an employment agreement with the Company dated as of February 6, 2015 (the “Ergul Agreement”), pursuant to which Mr. Ergul will receive $225,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Chief Executive Officer. The term of the Ergul Agreement shall continue through February 1, 2018, and Mr. Ergul may receive severance for terminations under circumstances other than for Cause (as such term is defined therein). The Ergul Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

Mr. Ashman entered into an employment agreement with the Company dated as of February 6, 2015, which was subsequently revised as of July 1, 2016 (the “Ashman Agreement”), pursuant to which Mr. Ashman will receive $165,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Chief Financial Officer. Mr. Ashman’s employment is “at will,” but Mr. Ashman would receive twelve months’ severance upon termination, subject to compliance with obligations there under. The Ashman Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

Mr. Ghadaksaz entered into an employment agreement with the Company dated as of February 6, 2015 which was subsequently revised as of July 1, 2016 (the “Ghadaksaz Agreement”), pursuant to which Mr. Ghadaksaz will receive $175,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Chief Technology Officer and Chief Marketing Officer. Mr. Ghadaksaz’s employment is “at will,” but Mr. Ghadaksaz would receive twelve months’ severance upon termination, subject to compliance with obligations thereunder. The Ghadaksaz Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

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Mr. Durando entered into an employment agreement with the Company dated as of February 6, 2015 (the “Durando Agreement”), pursuant to which Mr. Durando will receive $225,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Strategic Advisor. The term of the Durando Agreement shall continue through February 1, 2018 and Mr. Durando may receive twelve months’ severance for terminations under circumstances other than for Cause (as such term is defined therein). The Durando Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others.

The Company owed $80,000, $332,815, $503,471 and $415,552 to Mr. Ergul and to its former chief operating officer, Mr. Durando, as of June 30, 2016, 2015, 2014 and 2013, respectively.

Mr. Kelly entered into a consulting agreement with the Company dated as of June 8, 2008 (the “Kelly Agreement”), pursuant to which Mr. Kelly receives $192,000 per year in base compensation, in addition to certain benefits, for serving as the Company’s Contractual General Manager. The term of the Kelly Agreement was until September 30, 2017. The Kelly Agreement contains provisions regarding indemnification, confidentiality and non-competition, among others. Effective July 1, 2016 the Company entered into a modification of the consulting contract with Mr. Kelly through July 1, 2019. The updated contract includes base compensation of $192,000 per year with contract termination fees, comparable to the severance provisions for officers, and non-competition covenants.

COMPENSATION OF DIRECTORS

The Company does not currently compensate any of its non-employee directors.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than 30 days prior to the date of printing and mailing our material for the 2016 Annual Meeting and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2016 Annual Meeting, outside of the Rule 14a-8 process, must be received by the Company by the later of 60 days before the 2016 Annual Meeting. If such timely notice of a proposal is not given, the proposal may not be brought before the 2016 Annual Meeting.

A stockholder proposal is a stockholder's recommendation or requirement that the Company and/or the Board take action, which the stockholder intends to present at the 2016 Annual Meeting of the Company's stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the Proxy will exercise their discretion in voting thereof.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

By Order of the Board of Directors,

/s/ Necdet Ergul
Necdet Ergul
Chief Executive Officer

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☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

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PROXY

MICROPHASE CORPORATION

SPECIAL MEETING OF SHAREHOLDERS — October 31, 2016

The undersigned shareholder of Microphase Corporation (the “Company”) hereby appoints Jeffrey Peterson as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on October 28, 2016 at the Special Meeting of Shareholders of the Company to be held at Company headquarters, 100 Trap Falls Road Extension, Shelton, Connecticut 06484, at 11:00 a.m., Eastern Time, on the 31st day of October, 2016, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

MICROPHASE CORPORATION

The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2.

1.	To approve the Reincorporation of the Company in Delaware from Connecticut.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

2.       To approve a reverse split of the issued and outstanding shares of our common stock at a ratio of 1-for-3.

☐ FOR	☐ AGAINST	☐ ABSTAINS	☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: ___________, 2016

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]

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